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                                                                Exhibit 10.10(c)


         AMENDMENT NO. 2 ("AMENDMENT"), dated as of May 31, 2000, to the Amended and Restated Credit Agreement, dated as of March 10, 2000 (as the same may be amended, restated, supplemented and/or modified from time to time in accordance with its terms, the "CREDIT AGREEMENT"), by and between VIASOURCE COMMUNICATIONS, INC. (the "BORROWER") and GENERAL ELECTRIC CAPITAL CORPORATION (the "LENDER"). All capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement.

         The Borrower has requested the consent of Lender to consummate certain acquisitions and amendments to certain financial covenants set forth in the Credit Agreement and the Lender is willing to grant such requests.

         Accordingly, the parties hereto agree as follows:

         Section 1. AMENDMENT

         (a) The following definition is hereby inserted in Section 1.1 of the Credit Agreement in its proper alphabetical order:

         "SENIOR LEVERAGE RATIO" means as of any date of determination, the ratio of (i) the Indebtedness evidenced by this Agreement plus all Capital Lease Obligations as of such date to (ii) EBITDA for the twelve consecutive month period most recently ended.

         (b) The definition of "Permitted Encumbrances" is hereby amended by deleting the word "and" appearing at the end of subsection (j) therein and inserting the following in its proper alphabetical order:

                  (1) mortgages securing certain parcels of real property then in effect at the time of and acquired pursuant to Permitted Acquisitions.

         (c) Section 6.1(iii) of the Credit Agreement is hereby amended by deleting the dollar amount "$400,000" appearing therein and inserting the dollar amount "$600,000" in substitution thereof.

         (d) Section 6.1(x) of the Credit Agreement is hereby amended by adding the following after the word "outstanding" appearing therein: "provided, that solely for purposes hereof, mortgages in effect on parcels of real property acquired pursuant to Permitted Acquisitions shall not be considered in determining such amount."

         (e) Section 6.4(iii) of the Credit Agreement is hereby amended by deleting the dollar amount "$4,800,000" appearing therein and inserting the dollar amount "$10,000,000" in substitution thereof.




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         (f) Section 6.7(a) of the Credit Agreement is hereby amended and restating the table appearing therein in its entirety as follows:

                       PERIOD                                   RATIO
                       ------                                   -----

         April 1, 2000 through June 30, 2000                   8.0:1.0

         July 1, 2000 through September 30, 2000               5.5:1.0

         October 1, 2000 through December 31, 2000             3.5:1.0

         January 1, 2001 through March 31, 2001                3.0:1.0


         (g) Section 6.7(b) of the Credit Agreement is hereby amended by adding the following language at the conclusion thereof:

             "provided, however, that for purposes of calculation at the Borrower's Fiscal Quarter ending June 30, 1999, such ratio shall be 1.10:1.0"

         (h) Section 6.7 of the Credit Agreement is hereby amended by inserting the following subsection immediately after subsection (b) appearing therein:

                  (c) SENIOR LEVERAGE RATIO. The Senior Leverage Ratio for each day of the rolling four quarter period ending as of each day during each period listed below shall not exceed the ratio indicated below:

                       PERIOD                                      RATIO
                       ------                                      -----

         April 1, 2000 through June 30, 2000                       4.0:1.0
         July 1, 2000 through September 30, 2000                  2.75:1.0
         October 1, 2000 through December 31, 2000                 2.0:1.0
         January 1, 2001 through March 31, 2001                    2.0:1.0
         At all times thereafter                                   2.0:1.0

         Section 2. CONSENT

         The Lender hereby consents to the Borrower's acquisition of (i) Excalibur Cable Communications, Ltd. ("Excalibur"), pursuant to that certain Merger Agreement, dated as of May ___, 2000, among Borrower, EX Acquisition, Inc., Excalibur, Konrad Eric Poth and The Konrad Eric Poth 2000 Trust and (ii) Telecore, Inc. ("Telecore") pursuant to that certain Merger



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Agreement, dated as of May __, 2000 by and among Lender, TC Acquisition, Inc., a
Delaware corporation and direct wholly-owned subsidiary of Lender, Telecore, John M. Clarey, Christy Clarey, Mark Stagen, Scott Sussman, Philip S. Paul and Michael McDowel, Palomar Ventures I, L.P., Crest Communications Partners, L.P., Mark IV Ventures, L.L.C., BV-P Holding I, L.L.C., Philip S. Paul and Larry
Smith.

         Section 3. WAIVER

         The Lender hereby waives compliance by the Borrower with the requirements of

         (a) (i) Section 5.1(i) of the Credit Agreement for the months of October 1999, November 1999, December 1999, January 2000, February 2000 and March 2000; (ii) Section 5.1(iii) of the Credit Agreement for Fiscal Year
1999; and (iii) Section 5.1(iv) of the Credit Agreement, each for a period of fourteen days after the date hereof. Failure to fully comply, within such 14 day time period, with the requirements set forth in the above waiver shall constitute a Default under the Credit Agreement; and

         (b) Section 6.7 due to the consummation of certain Permitted Acquisitions, but solely with respect to the first Fiscal Quarter on a pro forma basis.

         Section 4. REPRESENTATIONS AND ADDITIONAL PROVISIONS

         1. The Borrower represents and warrants that (i) after giving effect to this Amendment, no Default or Event of Default is continuing, (ii) the Borrower has taken all necessary action to authorize the execution, delivery and performance of this Amendment and (iii) the Credit Agreement, as amended by this Amendment, is duly enforceable against the Borrower.

         2. Except as expressly set forth in this Amendment, the terms, provisions and conditions of the Credit Agreement and other Loan Documents are unchanged, and such agreements shall remain in full force and effect and are hereby confirmed and ratified.

         3. The Borrower shall pay all out-of-pocket expenses incurred by the Lender in connection with the transactions contemplated hereby under this Amendment, including but not limited to fees and expenses of Kaye, Scholer, Fierman, Hays & Handler LLP, counsel to the Lender.

         4. The term "Agreement", "hereof", "herein" and similar terms as used in the Credit Agreement, and references in the Loan Documents to the Credit Agreement shall mean and refer to, from and after the effectiveness of this Amendment, the Credit Agreement as amended by this Amendment. Except as herein specifically agreed, the Credit Agreement and the Loan Documents are hereby ratified and confirmed and shall remain in full force and effect according to their respective terms.



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         5. This Amendment shall be effective upon receipt by the Lender of five fully executed copies hereof.

         6. This Amendment may be executed in any number of counterparts, and all such counterparts taken together shall constitute one and the same instrument. Signature pages may be detached from counterpart documents and reassembled to form duplicate executed originals. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed signature page hereto.

         7. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL, IN ACCORDANCE WITH SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY CONFLICTS OF LAWS PRINCIPLES THEREOF THAT WOULD CALL FOR THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION.








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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.



                                            VIASOURCE COMMUNICATIONS, INC.



                                            By: /s/ Douglas J. Betlach
                                               --------------------------------
                                               Name:  Douglas J. Betlach
                                               Title: Executive Vice President &
                                                      Chief Financial Officer


                                            GENERAL ELECTRIC CAPITAL
                                            CORPORATION



                                            By: /s/ Thomas P. Waters
                                               --------------------------------
                                               Name:  Thomas P. Waters
                                               Title: Senior Vice President






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